Commitments and Contingencies	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Commitments and Contingencies
16.	Commitments and Contingencies

In the regular course of business, the Company is involved in various legal proceedings and claims incidental to the normal course of business. Additionally, we are involved in various legal proceedings and claims relating to the Transaction with Spring Valley. These legal proceedings relate to the level of disclosure of matters prior to the Transaction, which the Company believes were timely addressed well before the Transaction. We do not believe that any of the claims are material to the Company. Management does not believe that resolution of any of these matters will materially affect the Company’s financial position or results of operations.

On September 19, 2022, thirteen purported members of NuScale LLC filed suit in the U.S. District Court for the District of Oregon against NuScale LLC, Fluor Enterprises, Japan NuScale Innovation, Inc., and Sargent & Lundy Holdings, LLC. The plaintiffs purport to represent a class of individuals who held common units or options to purchase common units in NuScale LLC and seek declaratory relief and damages based on breach of contract and other common law claims. The claims are based on amendments to the operating agreement of NuScale LLC in connection with the Merger between NuScale LLC and Spring Valley Acquisition Corp. Plaintiffs claim that such amendments required the consent of holders of common units in NuScale LLC voting as a separate class. NuScale LLC’s response to the complaint was filed on November 21, 2022. Plaintiffs’ reply was filed on January 17, 2023. While no assurance can be given as to the ultimate outcome of this matter, we do not believe it is probable that a loss will be incurred and we have not recorded any liability as a result of these actions.

In conjunction with DOE Office of Nuclear Energy Award DE-NE0008935 with Utah Associated Municipal Power Systems’ (“UAMPS”) wholly owned subsidiary, Carbon Free Power Project, LLC (“CFPP LLC”), we entered into a DCRA, pursuant to which we are developing the NRC license application and performing other site licensing and development activities. Under the DCRA, we may be obligated to refund to UAMPS a percentage of its net development costs up to a specified cap, which varies based on the stage of project development, if certain performance criteria are not met. As of March 7, 2023, when we entered into Amendment 3 of the DCRA and the Long Lead Material Reimbursement Agreement with CFPP LLC, the maximum reimbursement based on the current stage of project development is $81,000. As of December 31, 2022 the net development costs incurred by UAMPS totaled $17,834.

Under this agreement, the Company is required to have credit support to fund the amount of its potential reimbursement of these net development costs. This letter of credit is updated quarterly based on an agreed upon forecasted estimate of net development costs. A stipulation of attaining the letter of credit is for the Company to segregate funds from the operating bank accounts as collateral for the letter of credit. This account is identified as restricted cash in the amount of $26,532, on the accompanying consolidated balance sheet and acts as collateral for the $26,000 letter of credit outstanding at December 31, 2022.

In December 2022, NuScale and Fluor provided CFPP LLC with the results of an economic competitiveness test (“ECT”) comparing the calculated LCOE for CFPP with the price target of $58.00/MWh as provided for under the amended DCRA. The LCOE exceeded the price target, meaning there was an ECT Failure. As a result of the ECT Failure UAMPS Members participating in the CFPP were given the opportunity to exit the Project. CFPP LLC had until March 1, 2023, to deliver notice that it intended to terminate its participation in the Project. If CFPP LLC had issued notice that it intended to terminate its participation in the Project by March 1, 2023, the Company could have been liable to pay CFPP LLC approximately $17.8 million and would then have had the option to take over the Project assets and continue to develop CFPP. However, on March 1, 2023, UAMPS notified NuScale that sufficient Project Participants have opted to continue with CFPP development notwithstanding the ETC failure. The next ECT is scheduled to be run in conjunction with the submission of the Class 2 PCE.

SPRING VALLEY ACQUISITION CORP
Commitments and Contingencies

Note 6 — Commitments And Contingencies

Risks and Uncertainties

Management continues to evaluate the impact of the COVID-19 global pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, its results of operations and/or search for a target company, the specific impact is not readily determinable as of the date of these consolidated financial statements. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Registration and Shareholders’ Rights

Pursuant to a registration and Shareholders’ rights agreement entered into on November 23, 2020, the holders of the Founder Shares, Private Placement Warrants and any warrants that may be issued upon conversion of Working Capital Loans (and any Class A ordinary shares issuable upon the exercise of the Private Placement Warrants and warrants that may be issued upon conversion of the Working Capital Loans) will be entitled to registration rights. The holders of a majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to completion of a Business Combination. However, the registration and shareholder rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lockup period. The registration and shareholder rights agreement does not contain liquidating damages or other cash settlement provisions resulting from delays in registering the Company’s securities. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The underwriter is entitled to a deferred fee of $0.35 per Unit, or $8,050,000 in the aggregate. The deferred fee will become payable to the underwriter from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement. In addition, the underwriters reimbursed the Company an aggregate of $750,000 for costs incurred in connection with the Initial Public Offering.

Anchor Investments

Certain qualified institutional buyers or institutional accredited investors not affiliated with any member of the Company’s management (the “anchor investors”) purchased 1,980,000 Units each in the Initial Public Offering and the Company directed the underwriters to sell to the anchor investors such number of Units. Further, each of the anchor investors entered into a separate agreement with the Sponsor pursuant to which each such investor purchased membership interests in Holdco representing an indirect beneficial interest in up to 142,187 Founder Shares upon the closing of the Initial Public Offering for $495.

Contingent Fees

The Company entered into a contingent fee arrangement with one of the Company’s service providers in connection with the search for a prospective initial Business Combination. Per the arrangement, fees for services performed were contingent upon the closing of a Business Combination and therefore not included as liabilities on the accompanying balance sheets. As of December 31, 2021, these fees were approximately $4.0 million. There were no such fees outstanding under the arrangement as of December 31, 2020.